Exhibit 10.60





                                                     February 25, 2005

Marijn E. Dekkers
President and CEO
Thermo Electron Corporation
81 Wyman Street
Waltham, MA 02454

Dear Marijn:

         This letter confirms our agreement as to the following:

         1. That the second sentence of Section 6(c) of your Amended & Restated Employment Agreement is modified to read as follows:

                  "The exercise price of the Subsequent Stock Options shall be the average of the opening and closing prices of the Stock on the New York Stock Exchange on the date of each grant."

         2. That the stock option to purchase 260,000 shares of the Company's common stock granted in 2005 pursuant to Section 6(c) of your Amended & Restated Employment Agreement shall be exercisable for a period of 7 years from the date of grant rather than for a period of 10 years as provided in the last sentence of Section 6(c).

                                                     Very truly yours,


                                                     /s/ Elaine S. Ullian
                                                     ---------------------------
                                                     Elaine S. Ullian
                                                     Chair
                                                     Thermo Electron Corporation
                                                     Compensation Committee


ACCEPTED AND AGREED:


By:   /s/ Marijn E. Dekkers
      ---------------------------
      Marijn E. Dekkers